                                                                    EXHIBIT 10.3

                            AMENDMENT NUMBER FOUR TO
                          LOAN AND SECURITY AGREEMENT

          THIS AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is effective as of September 30, 2001, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 2450 Colorado Avenue, Suite 3000 West, Santa Monica, California 90404, and IMAGE ENTERTAINMENT, INC., a California corporation ("Borrower"), with its chief executive office located at 9333 Oso Avenue, Chatsworth, California 91311, with reference to the following facts:

          WHEREAS, Borrower has requested that Foothill amend that certain Loan and Security Agreement dated as of December 28, 1998, between Foothill and Borrower (as amended, restated or otherwise modified from time to time, the "Agreement") as set forth herein; and

          WHEREAS, Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof.

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

     SECTION 1.     DEFINED TERMS.

          Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     SECTION 2.     AMENDMENTS TO THE AGREEMENT.

                    (a)   Section 1 of the Agreement is hereby amended by adding
                          ---------
the following definitions in alphabetical order:

                    "EBITDA" means, with respect to any fiscal period,
                     ------
Borrower's consolidated earnings before all interest, taxes, depreciation and amortization expenses for such period, determined in accordance with GAAP.

                    "First Amendment" means that certain Amendment Number One to
                     ---------------
Loan and Security Agreement, dated as of October 26, 1999, between Foothill and Borrower.

                    "Fourth Amendment" means that certain Amendment Number Four
                     ----------------
to Loan and Security Agreement, effective as of September 30, 2001, between Foothill and Borrower; provided that such effectiveness shall only occur after the date on which all of the conditions precedent set forth in Section 4 hereof have been satisfied.

                    "Fourth Amendment Closing Date" means the date on which all
                     ----------------
of the conditions precedent set forth in Section 4 hereof shall have been satisfied.

                    "Second Amendment" means that certain Amendment Number Two
                     ----------------
to Loan and Security Agreement, dated as of February 8, 2000, between Foothill and Borrower.

                    "Third Amendment" means that certain Amendment Number Three
                     ---------------
to Loan and Security Agreement, dated as of August 28, 2001, between Foothill and Borrower.

                    (b)   Section 1 of the Agreement is hereby amended by
                          ---------
deleting the following definitions therein in their entirety and the following is hereby substituted in lieu thereof:

                    "Dilution Reserve" means, as of the date of any
                     ----------------
determination, an amount equal to (a) the amount of Eligible Accounts, times (b) the amount (expressed as a percentage and calculated based upon the prior

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twelve month period) of Borrower's Accounts which were the subject of credit memoranda and other dilution in excess of twelve percent (12%).

                    "Maximum Amount" means the Maximum Revolving Credit Amount
                     --------------
plus One Million Dollars ($1,000,000).

                    "Vendor Reserve" means, as of the date of any determination
                     --------------
where Excess Availability (provided, however, that solely for the purposes of
                           --------  -------
determining whether Excess Availability is less than $2,500,000 in this definition, the amount of the Vendor Reserve shall not be included in the "availability reserves" referenced in subsection (a) of the definition of Excess Availability) is less than $2,500,000, an amount equal to the sum of: (i) (a) the amount of accounts payable or Indebtedness owed by Borrower to a creditor pursuant to the terms of a License Agreement or other product purchase or acquisition arrangement, where such creditor holds a lien or other security interest in the Eligible Accounts Receivable of Borrower (a "Lien Creditor"),
                                                             ---- --------
minus (b) the undrawn amount available to be drawn under one or more letters of
-----
credit obtained by Borrower, if any, for the benefit of such Lien Creditor with respect to the repayment of sums due and owing under such License Agreement or other product purchase or acquisition arrangement included in clause (a) minus
                                                                         -----
fifty percent (50%) of the value of Borrower's DVD inventory composed of a Lien Creditor's products that would otherwise be Eligible Inventory if it were not Exclusive DVD Inventory or encumbered by a lien or other security interest in favor of such Lien Creditor (a) above; plus (ii) the amount of royalties and
                                       ----
accounts payable owed by Borrower to creditors under License Agreements or other product purchase or acquisition arrangements that are not Lien Creditors but then only to the extent that such accounts payable are outstanding more than sixty (60) days from their due date. If Excess Availability (provided, however,
                                                             --------  -------
that solely for the purposes of determining whether Excess Availability is equal to or greater than $2,500,000 in this definition, the amount of the Vendor Reserve shall not be included in the "availability reserves" referenced in subsection (a) of the definition of Excess Availability) is equal to or greater than $2,500,000, Vendor Reserve shall mean, as of any date of determination, an amount equal to the sum of: (i) (a) the amount of accounts payable or Indebtedness owed by Borrower to a creditor pursuant to the terms of a License Agreement or other product purchase or acquisition arrangement, where such creditor holds a lien or other security interest in the Eligible Accounts Receivable of Borrower (a "Lien Creditor"), minus (b) the undrawn amount
                           ---- --------    -----
available to be drawn under one or more letters of credit obtained by Borrower, if any, for the benefit of such Lien Creditor with respect to the repayment of sums due and owing under such License Agreement or other product purchase or acquisition arrangement included in clause (a) minus fifty percent (50%) of the
                                               -----
value of Borrower's DVD inventory composed of a Lien Creditor's products that would otherwise be Eligible Inventory if it were not Exclusive DVD Inventory or encumbered by a lien or other security interest in favor of such Lien Creditor
(a) above; plus (ii) the amount of royalties and accounts payable owed by
           ----
Borrower to creditors under License Agreements or other product purchase or acquisition arrangements that are not Lien Creditors but then only to the extent that (A) such accounts payable are outstanding more than sixty (60) days from their due date and (B) the aggregate amount of such accounts is greater than $500,000.

                    (c) Subsections (a) and (g) of the definition of Eligible Accounts contained in Section 1 of the Agreement are amended and restated in
                      ---------
their entirety as follows:

                    "(a)   Accounts that the Account Debtor has failed to pay
within sixty (60) to eighty-nine (89) days of the due date set forth in the invoice to the extent of that amount by which the total of Accounts in such category of past-due Accounts would exceed twenty-five percent (25%) of the total of Eligible Accounts as of the date of the determination thereof, or Accounts that the Account Debtor has failed to pay within ninety (90) days of the due date set forth in the invoice, or Accounts with selling terms of more than seventy-five (75) days, and all Accounts owed by an Account Debtor that has failed to pay fifty percent (50%) or more of its Accounts owed to Borrower within ninety (90) days of the due date set forth in the invoice;"

                    "(g)   Accounts with respect to an Account Debtor whose
total obligations owing to Borrower exceed fifteen percent (15%) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, (i) in the case of Accounts with
                           --------  -------
respect to which Musicland Group, Inc. ("Musicland") is the Account Debtor, Eligible Accounts shall not include Accounts thereof owing to Borrower to the extent that the total obligations of Musicland owing to Borrower exceed twenty-five percent (25%) of all Eligible Accounts; (ii) in the case of Accounts with respect to which Best Buy, Inc. ("Best Buy") is the Account Debtor, Eligible Accounts shall not include Accounts thereof owing to Borrower to the extent that the total obligations of Best Buy owing to Borrower exceed twenty-five percent (25%) of all Eligible Accounts; and provided, however, that in no event shall Eligible
                           --------  -------
Accounts include Accounts of Musicland or Best Buy to the extent that the aggregate amount of total obligations of Musicland and Best Buy owing to Borrower exceed forty percent (40%) of all Eligible Accounts."

                    (d)   Section 2.3 of the Agreement is hereby amended and
                          -----------
restated in its entirety as follows:

                    "2.3  Capital Expenditure Loan.

                    Subject to the terms and conditions of this Agreement, Foothill agrees to make a series of term loans to Borrower in an aggregate amount at any one time outstanding of up to One Million Dollars ($1,000,000) (the "Capital Expenditure Loan Commitment"), to be evidenced by and repayable in
      -----------------------------------
accordance with the terms and conditions of a single promissory note (the "Capital Expenditure Loan Note"), dated as of even date herewith, executed by
 -----------------------------
Borrower in favor of Foothill. Each such term loan shall be made by Foothill at such times and in such amounts as Borrower may request in writing, shall be advanced directly to the applicable vendor or Borrower, as the case may be, and once borrowed may be repaid or prepaid without penalty and then, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. The foregoing notwithstanding: (i) each borrowing of a Capital Expenditure Loan shall be in a minimum principal amount of One Hundred Thousand Dollars ($100,000), or such lesser amount as is the then unfunded balance of the Capital Expenditure Loan Commitment; (ii) each borrowing of a term loan shall be in an amount, as determined by Foothill, up to eighty percent (80%) of Borrower's invoice cost (net of installation and other so-called `soft costs') of new Equipment to be purchased by Borrower, that is acceptable to Foothill in all respects and that is not to be affixed to real property or become installed in or affixed to other goods; and (iii) the aggregate amount of Capital Expenditure Loans shall not exceed the lesser of cost or fair market value, at the time of acquisition or construction, of the Equipment so acquired or constructed. All amounts evidenced by the Capital Expenditure Loan Note shall constitute Obligations."

                    (e) Section 2.5(c) of the Agreement is hereby amended and restated in its entirety as follows:

                    "(c) Minimum Interest. In no event shall the rate of interest chargeable hereunder be less than five and three quarters percent (5.75%) per annum."

                    (f)   Section 3.3 of the Agreement is hereby amended and
                          -----------
restated in its entirety as follows:

                    "3.3  Term; Automatic Renewal.

                    This Agreement shall become effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending December 29, 2004 (the "Renewal Date") and automatically shall be renewed for successive one (1) year periods thereafter, unless sooner terminated pursuant to the terms hereof. Either party may terminate this Agreement effective on the Renewal Date or on any one (1) year anniversary of the Renewal Date by giving the other party at least one hundred twenty (120) days prior written notice by registered or certified mail, return receipt requested. The foregoing notwithstanding, Foothill shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default."

                    (g)   Section 3.5 of the Agreement is hereby amended and
                          -----------
restated in its entirety as follows:

                    "3.5  Early Termination by Borrower.

                    The provisions of Section 3.3 that allow termination of this Agreement by Borrower only on the Renewal Date and certain anniversaries thereof notwithstanding, Borrower has the option, at any time upon [one hundred twenty
(120)] days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations (including an amount equal to 105% of the undrawn amount of the L/Cs or L/C Guarantees), together with a premium (the "Early Termination Premium") equal to: (a) during the period of time from
      -------------------------
and after the Fourth Amendment Closing Date up to the first anniversary of the Fourth Amendment Closing Date, the sum of three-quarters of one percent (0.75%) times the Maximum Revolving Credit Amount plus three-quarters of one percent
                                          ----
(0.75%) times the principal amount of any Capital Expenditure Loans outstanding as of the effective date of the termination of this Agreement; (b) during the period of time from and after the first anniversary of the Fourth Amendment Closing Date up to the second anniversary of the Fourth Amendment Closing Date, the sum of one-half of one percent (0.5%) times the Maximum Revolving Credit Amount plus one-half of one percent (0.5%) times the principal amount of any
       ----
Capital Expenditure Loans outstanding as of the effective date of the termination of this Agreement; and (iii) thereafter, zero (0)."

                    (h)    Section 6.12 of the Agreement is hereby amended and
                           ------------
restated in its entirety as follows:

                    "6.12  Financial Covenants.


                    (a)    Tangible Net Worth. Borrower shall maintain Tangible
                           ------------------
Net Worth, measured on a fiscal quarter-end basis, of (i) not less than the amount indicated below with respect to the fiscal quarter-end dates indicated below plus (ii) seventy percent (70%), on an aggregate cumulative basis, of the
      ----
net offering proceeds received by Borrower from the primary issuance of its equity securities or from the issuance of rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Borrower's equity securities:

                    ---------------------------------------------------
                     12/31/01                      $16,462,000
                    ---------------------------------------------------
                     03/31/02                      $17,506,000
                    ---------------------------------------------------
                     06/30/02                      $18,718,000
                    ---------------------------------------------------
                     09/30/02                      $19,663,000
                    ---------------------------------------------------
                     12/31/02                      $23,427,000
                    ---------------------------------------------------
                     03/31/03                      $24,878,000
                    ---------------------------------------------------
                     06/30/03                      $25,997,000
                    ---------------------------------------------------
                     09/30/03                      $26,865,000
                    ---------------------------------------------------
                     12/31/03                      $28,350,000
                    ---------------------------------------------------
                     03/31/04                      $30,162,000
                    ---------------------------------------------------
                     06/30/04                      $31,594,000
                    ---------------------------------------------------
                     09/30/04                      $32,801,000
                    ---------------------------------------------------
                     for the quarter ending        $34,697,000
                     12/31/04 and each quarter
                     thereafter
                    ---------------------------------------------------

                    (b)    EBITDA. Borrower shall maintain EBITDA, measured on a
                           ------
fiscal quarter-end basis, of not less than the amount indicated below with respect to the fiscal quarter-end dates indicated below:

                    ---------------------------------------------------
                     for the immediately           $1,158,000
                     preceding three-month period
                     ending 12/31/01
                    ---------------------------------------------------
                     for the immediately           $2,775,000
                     preceding six-month period
                     ending 03/31/02
                    ---------------------------------------------------

                    --------------------------------------------------
                     for the  immediately          $4,531,000
                     preceding nine-month period
                     ending 06/30/02
                    --------------------------------------------------
                     for the immediately           $6,033,000
                     preceding twelve-month
                     period ending 09/30/02
                    --------------------------------------------------
                     for the immediately           $7,053,000
                     preceding twelve-month
                     period ending 12/31/02
                    --------------------------------------------------
                     for the immediately           $8,011,000
                     preceding twelve-month
                     period ending 03/31/03
                    --------------------------------------------------
                     for the immediately           $8,374,000
                     preceding twelve-month
                     period ending 06/30/03
                    --------------------------------------------------
                     for the immediately           $8,681,000
                     preceding twelve-month
                     period ending 09/30/03
                    --------------------------------------------------
                     for the immediately           $9,099,000
                     preceding twelve-month
                     period ending 12/31/03
                    --------------------------------------------------
                     for the immediately           $9,562,000
                     preceding twelve-month
                     period ending 03/31/04
                    --------------------------------------------------
                     for the immediately           $9,981,000
                     preceding twelve-month
                     period ending 06/30/04
                    --------------------------------------------------
                     for the immediately           $10,396,000
                     preceding twelve-month
                     period ending 09/30/04
                    --------------------------------------------------
                     for the immediately           $10,912,000
                     preceding twelve-month
                     period ending 12/31/04 and
                     each trailing twelve-month
                     period thereafter
                    --------------------------------------------------

                    (i)    Section 7.7(c) of the Agreement is hereby amended and
                           --------------
restated in its entirety as follows:

                    "(c)   Make any payments on any Indebtedness owing to any
third person that has been subordinated to the Obligations; provided, however,
                                                            --------
that Borrower may make payments on such Indebtedness if (i) Foothill has agreed thereto pursuant to the terms and conditions of the agreement evidencing such subordination, and (ii) Borrower has Excess Availability of no less than $2,500,000."

                    (j)    Section 7.9 of the Agreement is hereby amended and
                           -----------
restated in its entirety as follows:

                    "7.9   Capital Expenditures.

                    Make any capital expenditure, or any commitment therefor,
(a) with respect to individual transactions, in excess of Eight Hundred Thousand Dollars ($800,000); or (b) with respect to aggregate capital expenditures, in an aggregate amount in excess of Two Million Five Hundred Thousand Dollars ($2,500,000); provided, however, that if the amount available
                               --------  -------
under this covenant is not expended in any particular year, one hundred percent (100%) thereof shall be available to be expended in the following fiscal year, but only in such subsequent fiscal year, with the amount so carried over being deemed to have been expended last in such subsequent year."

     SECTION 3.  Representations and Warranties.

          Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

     SECTION 4.  Conditions Precedent to Amendment.

          The satisfaction of each of the following, on or before October __, 2001, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

                 (a) The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                 (b) No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                 (c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

                 (d) All other documents, agreements, instruments, and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

                 (e) The due execution and delivery of the following by each party hereto:
                       (i)    this Amendment; and

                       (ii)   the Capital Expenditure Loan Note.

                 (f) Foothill shall have received a certificate from the Secretary of Borrower attesting to the resolutions of Borrower's Board of Directors authorizing its execution and delivery of this Amendment and the Capital Expenditure Loan Note and authorizing specific officers of Borrower to execute the same.

                 (g) Foothill shall have received a certificate from the Secretary of Borrower attesting that Borrower's By-laws and Articles or Certificate of Incorporation have not been amended or modified since the Closing Date or in the event that such By-laws or Articles or Certificate of Incorporation have been so amended or modified, Foothill shall have received a copy of such amendment or modification certified by the Secretary of Borrower.

                 (h) Foothill shall have received a certificate of corporate status with respect to Borrower, dated within thirty (30) days of this Amendment, by the Secretary of State of the state of incorporation of Borrower, which certificate shall indicate that Borrower is in good standing in such state.

                 (i) Foothill shall have received an amendment fee of $25,000, which fee shall be charged directly to Borrower's Loan Account.


     SECTION 5.  Further Assurances.

          Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time fully to consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

     SECTION 6.  Miscellaneous.

                 (a) Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                 (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                 (c) This Amendment shall be governed by and construed in accordance with the laws of the State of California.

                 (d) This Amendment can only be amended by a writing signed by both Foothill and Borrower.

                 (e) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                 (f) This Amendment reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                            [Signature page follows.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                              IMAGE ENTERTAINMENT, INC.,
                              a California corporation


                              By: /s/ JEFF M. FRAMER
                              Title: Chief Financial Officer

                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                              By: /s/ TRENT SMART
                              Title: Vice President